Scor International Foods, Inc. 10-Q

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Scor International Foods, Inc. (the Company”) on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I. Allan Bradley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Scor International Foods, Inc.

Date: August 12, 2015	By:	/s/ Allan Bradley
Allan Bradley
Chief Financial Officer